                                                                                      News Release

FOR IMMEDIATE RELEASE

                                                                                      Media Contact: (626) 302-1033
                                                                                                     www.edison.com

                                           Edison International Reports
                                  Financial Results for the First Quarter of 2004

      ROSEMEAD, Calif., May 7, 2004 -- Edison International (NYSE: EIX) recorded consolidated earnings per share of 30 cents in the first quarter of 2004, compared to 17 cents in the first quarter of 2003 on a reported basis.
The increased earnings primarily reflect higher operating results at Edison Mission Energy (EME) and a gain on the sale of its interest in Four Star Oil & Gas.

      "We are off to an encouraging start for the year, led by improved results at Edison Mission Energy and continued strength at Southern California Edison," said EIX Chairman John Bryson.

      Reported earnings in the first quarter of 2003 included a three-cents-per-share charge at EME from the implementation of a new accounting principle and one cent per share in earnings from discontinued operations at
SCE.  EIX's earnings from continuing operations, which exclude the two items above, were 30 cents per share in the first quarter of 2004 compared to 19 cents per share in the same period last year.

FIRST QUARTER EARNINGS DETAIL

Earnings (Loss) from Continuing Operations

      SCE earnings from continuing operations were essentially unchanged with $100 million in the first quarter of 2004, compared to $99 million in the same period last year.

      EME's first quarter 2004 earnings from continuing operations were $31 million compared to a loss of $8 million in the same period last year.  The improved results are primarily due to stronger operating performance at the Illinois Plants, driven by higher merchant generation and wholesale energy prices, and higher ancillary services and mark-to-market impacts on forward contracts at the First Hydro project in the UK.  The Contact
Energy projects in New Zealand, the Loy Yang B project in Australia and the Paiton project in Indonesia also
contributed to the earnings increase.   First quarter results for 2004 include a $29 million after-tax gain from the sale of EME's interest in Four Star Oil & Gas.  These favorable items were partially offset by outages in
2004 at the Homer City project and 2003 earnings at Four Star Oil & Gas, which did not occur in 2004 due to the sale.  EME's earnings are seasonal with higher earnings expected during the summer months.

     Edison Capital's earnings for the first quarter of 2004 were $11 million, down $4 million from the same period last year.  This decrease is primarily due to a maturing investment portfolio which produces lower income.

     The first quarter 2004 losses from Mission Energy Holding Company of $25 million and "EIX parent company and other" of $19 million were essentially unchanged from the same period last year.

                                                     - more -

Earnings from Discontinued Operations

     Discontinued operations of $3 million in the first quarter of 2003 reflect earnings from SCE's fuel oil pipeline and storage business, which was sold in the third quarter of 2003.

Change in Accounting Principle

     Edison Capital's 2004 results include a $1 million charge for the cumulative effect of a change in accounting principle reflecting the impact of Edison Capital's implementation of an accounting standard that requires the consolidation of certain variable interest entities.  EME's 2003 results include a $9 million charge related to the accounting standard for recording asset retirement obligations.  Because SCE follows accounting principles for rate-regulated enterprises, implementation of the asset retirement accounting standard did not affect its earnings.

                                                                   Quarter Ended March 31,
Earnings (Loss) Per Share (Unaudited)                              2004               2003               Change
-------------------------------------                    -------------------------------------------------------
  Southern California Edison                                       $0.31              $0.30               $0.01
  Edison Mission Energy                                             0.10              (0.02)               0.12
  Edison Capital                                                    0.03               0.04               (0.01)
  Mission Energy Holding Co.                                       (0.08)             (0.07)              (0.01)
  EIX parent company and other                                     (0.06)             (0.06)                --
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations                    0.30                0.19               0.11
----------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                                --                0.01              (0.01)

Cumulative Effect of Accounting Change                               --               (0.03)              0.03

----------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                   $0.30               $0.17              $0.13
================================================================================================================

                                                                     Quarter Ended March 31,
Earnings (Loss) (in millions) (Unaudited)                           2004                2003             Change
-----------------------------------------                -------------------------------------------------------
  Southern California Edison                                       $100                 $99                 $1
  Edison Mission Energy                                              31                  (8)                 39
  Edison Capital                                                     11                  15                  (4)
  Mission Energy Holding Co.                                        (25)                (24)                 (1)
  EIX parent company and other                                      (19)                (19)                 --
----------------------------------------------------------------------------------------------------------------
EIX Consol. Earnings from Continuing Operations                      98                  63                  35
----------------------------------------------------------------------------------------------------------------

Earnings from Discontinued Operations                                 --                  3                  (3)

Cumulative Effect of Accounting Change                               (1)                 (9)                  8
----------------------------------------------------------------------------------------------------------------
Total EIX Consolidated Earnings                                     $97                 $57                 $40
================================================================================================================

                                                        ###

        Based in Rosemead, Calif., Edison International is the parent company of Southern California Edison,
Edison Mission Energy and Edison Capital.

                                                EDISON INTERNATIONAL
                                         SUMMARY OF CONSOLIDATED EARNINGS
                                                     (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                                             QUARTER ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------
                                                                                 2004               2003
---------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                                               $ 1,696           $ 1,814
NONUTILITY POWER GENERATION                                                        783               684
FINANCIAL SERVICES AND OTHER                                                        31                25
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                                          2,510             2,523
---------------------------------------------------------------------------------------------------------
FUEL                                                                               342               334
PURCHASED POWER                                                                    580               452
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET                                 (19)              304
OTHER OPERATION AND MAINTENANCE                                                    905               783
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                                     295               288
PROPERTY AND OTHER TAXES                                                            51                51
---------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                         2,154             2,212
---------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                   356               311
INTEREST AND DIVIDEND INCOME                                                        13                46
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                                               64                60
OTHER NONOPERATING INCOME                                                           80                16
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                                     (316)             (299)
OTHER NONOPERATING DEDUCTIONS                                                      (31)              (12)
DIVIDENDS ON PREFERRED SECURITIES
    SUBJECT TO MANDATORY REDEMPTION                                                  -               (28)
DIVIDENDS ON UTILITY PREFERRED STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                                             (1)               (1)
---------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE TAX                                       165                93
INCOME TAX                                                                          67                30
---------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                                   98                63
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                                     -                 3
---------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                                                     98                66
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX                                 (1)               (9)
---------------------------------------------------------------------------------------------------------
NET INCOME                                                                        $ 97              $ 57
=========================================================================================================

WEIGHTED-AVERAGE SHARES OF COMMON STOCK OUTSTANDING                                326               326

BASIC EARNINGS PER SHARE:
CONTINUING OPERATIONS                                                           $ 0.30            $ 0.19
DISCONTINUED OPERATIONS                                                              -              0.01
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                               -             (0.03)
                                                                       ----------------   ---------------
TOTAL                                                                           $ 0.30            $ 0.17
                                                                       ================   ===============

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                                                  330               328

DILUTED EARNINGS PER SHARE:
CONTINUING OPERATIONS                                                           $ 0.30            $ 0.19
DISCONTINUED OPERATIONS                                                              -              0.01
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                               -             (0.03)
                                                                       ----------------   ---------------
TOTAL                                                                           $ 0.30            $ 0.17
                                                                       ================   ===============

DIVIDENDS DECLARED PER COMMON SHARE                                             $ 0.20               $ -

EDISON INTERNATIONAL
FINANCIAL OVERVIEW
MARCH 31, 2004

UNAUDITED
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
                                                          First Quarter
                                                          -------------
                                                       2004          2003
                                                     --------      --------
Assets                                               $35,818       $35,184
Common Equity                                         $5,415        $4,512
Revenue                                               $2,510        $2,523
Earnings*                                                $97           $57
Earnings Per Share*                                    $0.30         $0.17
Book Value Per Share                                  $16.62        $13.85
*includes parent company and discontinued operations

SOUTHERN CALIFORNIA EDISON (Electric Utility)
                                                          First Quarter
                                                          -------------
                                                       2004          2003
                                                     -------       -------
Assets                                               $19,617       $20,037
Common Equity                                         $4,158        $4,487
Revenue                                               $1,696        $1,814
Earnings                                                $100          $102
Earnings Per Share                                     $0.31         $0.31

EDISON MISSION ENERGY (Nonutility Power Generation)
                                                          First Quarter
                                                          -------------
                                                       2004          2003
                                                     -------       --------
Assets                                               $11,788       $11,623
Common Equity                                         $1,931        $1,693
Revenue                                                 $783          $683
Earnings (Loss)                                          $31          $(17)
Earnings (Loss) Per Share                              $0.10        $(0.05)

EDISON CAPITAL (Capital and Financial Services Provider)
                                                          First Quarter
                                                          -------------
                                                       2004          2003
                                                      ------        -------
Assets                                                $3,623        $3,509
Common Equity                                           $625          $796
Revenue                                                  $29           $22
Earnings                                                 $11           $15
Earnings Per Share                                     $0.03         $0.04

SOUTHERN CALIFORNIA EDISON
kWh SALES (IN THOUSANDS)
MARCH 31, 2004

                                                              QUARTER ENDED MARCH 31, 2004
                                                              ----------------------------
                                                                   INCREASE/(DECREASE)
                                                                          FROM
                                                      KwH               LAST YEAR           %
                                                -------------------------------------------------

RESIDENTIAL                                           6,590,902           570,526         9.48
AGRICULTURAL                                            174,828             7,581         4.53
COMMERCIAL                                            8,701,865           346,828         4.15
INDUSTRIAL                                            2,581,417           (62,814)       (2.38)
PUBLIC AUTHORITIES                                    1,381,823            18,246         1.34
RAILROADS & RAILWAYS                                     15,682               309         2.01
INTERDEPARTMENTAL                                           139                62        80.52
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        19,446,656           880,738         4.74

RESALE SALES                                          2,892,841         2,100,874            *
                                                ----------------------------------
  TOTAL KWH SALES                                    22,339,497         2,981,612        15.40
                                                ==================================

      *over 200%